UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2020

Penske Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		248-648-2500

Not Applicable
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	PAG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04.Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

We have provided notice to participants in the Penske Automotive Group, Inc. 401(k) Savings and Retirement Plan (the “Plan”) that there will be a blackout period with respect to the Plan’s company stock fund that is invested in our common stock. The blackout period is required in connection with the Plan’s transition to a new recordkeeper, Principal Financial Group. The blackout period will permit the transmission and verification of data concerning the accounts under the Plan from the existing recordkeeper to the new recordkeeper.

The blackout period is expected to begin on December 3, 2020 at 1:00 p.m. Eastern Time and to end during the week of December 7, 2020. The exact date on which the blackout period will end is not known at this time because it will depend on when the process of transferring and verifying data to Principal Financial Group is complete.

On November 2, 2020, we provided a notice to our directors and executive officers informing them that, during the blackout period, they will be restricted from purchasing, acquiring, selling or otherwise transferring our common stock or our other equity securities except as otherwise permitted by Regulation BTR. A copy of such notice is filed hereto as Exhibit 99.1 and incorporated by reference herein.

Stockholders and other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting Charlie Sidner by mail at 2555 Telegraph Road, Bloomfield Hills, MI 48302, or by phone at (248) 648-2500.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
99.1	Blackout Notice.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

November 2, 2020	By:	/s/ Shane M. Spradlin
Name: Shane M. Spradlin
Title: Executive Vice President